MANOR INVESTMENT FUNDS, INC.

Supplement Dated September 16, 2011 to

Prospectus dated April 29, 2011

1. The following is added as the second paragraph under the heading “ADDITIONAL SUMMARY INFORMATION—Purchase and Sale of Fund Shares”:

You may purchase and redeem (sell) shares of the Fund on any business day through certain broker-dealers and other financial intermediaries (“Authorized Institutions”).

2. The first sentence of the second paragraph under the heading “INVESTING WITH MANOR INVESTMENT FUNDS - - Purchasing Shares” is revised to read as follows:

The Initial purchase of shares of the Funds may be made by application to the Fund, or through an Authorized Institution.

3. The following is added immediately after the second paragraph under the heading “INVESTING WITH MANOR INVESTMENT FUNDS - - Purchasing Shares”:

You may also purchase shares of the Funds through certain Authorized Institutions. In order to make an initial investment in a Fund through an Authorized Institution you must furnish to your Authorized Institution the information in the Account Application. Customers of certain Authorized Institutions will normally give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with the Funds. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers.

If shares of a Fund are held in a “street name” account (i.e., accounts maintained and serviced by your Authorized Institution), all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by a Fund and its transfer agent. Since the Funds will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another Authorized Institution involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with the Funds is terminated, and you do not transfer your account to another Authorized Institution, the Funds reserve the right to redeem your shares. The Funds will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions may provide the following services in connection with their customers’ investments in the Funds:

Personal and account maintenance services

Provide facilities to answer inquiries and respond to correspondence

Act as liaison between the Authorized Institution’s customers and the Funds

Assist customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services

Act, directly or through an agent, as the sole shareholder of record

Maintain account records for customers

Process orders to purchase, redeem and exchange shares for customers

Process payments for customers

Certain Authorized Institutions and other financial intermediaries may be authorized to accept, on behalf of the Funds, purchase, redemption and exchange orders placed by or on behalf of their customersto designate other financial intermediaries to accept such orders. In these cases:

A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Institution or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance.

Authorized Institutions and other financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their purchase or redemption of Fund shares. You should contact your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Funds’ Adviser may make payments or provide services to Authorized Institutions and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Funds. These payments are made out of the Adviser’s own assets, and are not an additional charge to the Funds. The payments are in addition to any shareholder service fees that may be charged to the Funds. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Adviser may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Adviser and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.40% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Adviser, and/or its affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services.Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Adviser and/or its affiliates and the services provided by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Institution or other Intermediary for more information about the payments it receives and any potential conflicts of interest.

4. The following is added as the fourth paragraph under the heading “INVESTING WITH MANOR INVESTMENT FUNDS—Redeeming Shares”:

You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Funds.  A Fund may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the transfer agent). Redemptions may be requested by your Authorized Institution in writing, by telephone or through an electronic trading platform.

Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the transfer agent. In order to facilitate the timely transmittal of redemption requests, these Authorized Institutions may set times by which they must receive redemption requests. These Authorized Institutions may also require additional documentation from you.

The Funds may redeem your shares in the event your Authorized Institution’s relationship with Funds is terminated, and you do not transfer your account to another Authorized Institution with a relationship with the Funds.

5. The following is added as the third paragraph under the heading “Frequent Purchases and Redemptions”:

If necessary, the Funds may prohibit additional purchases of shares by an Intermediary or by certain of the Intermediary’s customers if the Funds determine there is excessive trading. Intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by Intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If an Intermediary fails to cooperate in the implementation or enforcement of the  excessive trading policies, the Funds may take certain actions including terminating the relationship.

Manor Investment Funds, Inc.

Supplement dated September 16, 2011 to the

Statement of Additional Information Dated April 29, 2011

The following is added as a new heading, immediately after the discussion under the heading “INVESTMENT ADVISORY AND OTHER SERVICES”:

Payments to Intermediaries and Conflicts of Interest

     The Investment Adviser may make payments to Authorized Institutions and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of the Investment Adviser’sown assets, and are not an additional charge to the Funds or their shareholders. The Additional Payments are in addition to any shareholder service fees that may be charged to the Funds

     These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Adviser may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These payments may exceed amounts earned on these assets by the Investment Adviser for the performance of these or similar services. The Additional Payments made by the Investment Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Adviser may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. The amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements) is normally not expected to exceed [0.40%] (annualized) of the amount sold or invested through the Intermediaries. The Additional Payments are negotiated based on a range of factors, including but not limited to, ability to attract and retain assets in the Funds, target markets, customer relationships, quality of service and industry reputation. In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser. In certain cases, the Intermediary may not pay for these products or services. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling.

     The Additional Payments made by the Investment Adviseror the Additional Services received by an Intermediary may be different for different Intermediaries and may vary with respect to the particular Fund type sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid.

     Shareholders should contact their Authorized Dealer or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest.

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